Exhibit 10.1

LOAN AGREEMENT

THIS AGREEMENT is dated as of the [__] day of [______], 20[__].

BETWEEN:

VERSUS SYSTEMS INC..

of 302 – 1620 West 8th Avenue, Vancouver, B.C., V6J 1V4

(hereinafter called the “Borrower”)

OF THE FIRST PART

AND:

BRIAN TINGLE

of 302 – 1620 West 8th Avenue, Vancouver, B.C., V6J 1V4

(hereinafter called the “Lender”)

OF THE SECOND PART

WHEREAS:

A. The Lender has agreed to advance the Borrower CDN$[______] under the terms of this Agreement.

B. The Borrower will employ the Loan for general administration expenses.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of CDN$1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties mutually covenant and agree as follows:

1. INTERPRETATION

1.1 Definitions. Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

(a)	“Agreement” means this Loan Agreement including the Schedule “A” Promissory Note;

(b)	“Change of Control” means any transaction or series of transactions which results in a change of legal or beneficial ownership of a sufficient number of the Borrower’s voting shares to materially affect voting control of the Borrower and in the absence of evidence to the contrary a change of legal or beneficial ownership of more than 20% of the Borrower’s voting shares is deemed to materially affect control of the Borrower.

(c)	“Closing Date” means [__] day of [_____], 20[__];

(d)	“Event of Default” means any event set forth in paragraph 6.1;

(e)	“Loan” means the loan of CDN$[______] made by the Lender to the Borrower in accordance with this Agreement;

(f)	“Maturity Date” means [______], 20[__];

(g)	“Mortgaged Property” means all of the properties, assets and undertaking of the Borrower, for the time being, present and future, real and personal, legal or equitable, tangible or intangible, and of whatsoever nature and kind and wheresoever situate;

(h)	“Principal Sum” means the sum of CDN$[______]; and

(i)	“Promissory Note” means the form of promissory note granted by the Borrower to the Lender attached as Schedule “A”.

1.2 Number and Gender. Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3 Headings. The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction.

1.4 References. Unless otherwise stated, a reference to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement. A reference to this Agreement means this Loan Agreement, including the Schedules, together with any amendments.

1.5 Currency. All dollar amounts expressed refer to lawful currency of Canada.

2. TERMS OF LOAN

2.1 Loan and Repayment. The Lender hereby agrees to lend the Borrower the Principal Sum. The Loan shall be repaid by the Borrower on the earlier of the Maturity Date or a Change of Control.

2.2 Interest. The Borrower shall before and after the Maturity Date, pay on the amount of the Principal Sum remaining unpaid from time to time interest at the prime rate per annum, payable quarterly.

2.3 Pre-Payment. The Borrower may pre-pay all or any portion of the Loan at any time prior to the Maturity Date without notice, bonus or penalty.

3. SECURITY

3.1 Security. To secure the repayment of the Loan and the payment of all other monies due hereunder, the Borrower agrees to grant the Lender the Promissory Note.

3.2 Extensions. The Lender may grant extensions, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Borrower and with other parties, sureties or securities as the Lender may see fit without prejudice to the liability of the Borrower or to the Lender’s rights under this Agreement.

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3.3 No Merger. The grant of the Promissory Note or of any other security in replacement thereof shall not operate so as to create any merger or discharge of any indebtedness or liability of the Borrower hereunder, nor of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security of any form held or which may hereafter be held by the Lender from the Borrower or from any other person whomsoever.

3.4 Waiver. The Lender may waive any breach by the Borrower of this Agreement or of any default by the Borrower in the observance or performance of any covenant or condition required to be observed or performed by the Borrower hereunder or under the Promissory Note. No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event.

4. REPRESENTATIONS AND WARRANTIES

4.1 Representations. The Borrower represents and warrants to the Lender, and acknowledges that the Lender is relying upon such representations and warranties in entering into this Agreement, as follows:

(a)	this Agreement has been duly authorized by all required action on the part of the Borrower;

(b)	the Borrower has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation of any agreement to which the Borrower is a party; and

(c)	the Promissory Note has been duly executed by the Borrower and is enforceable against the Borrower in accordance with its terms.

4.2 Survival. All representations and warranties made hereunder shall survive the delivery of the Promissory Note to the Lender and shall continue in full force and effect for the benefit of the Lender.

5. CLOSING ARRANGEMENTS

5.1 Conditions Precedent. The Lender’s obligation to advance the Principal Sum to the Borrower shall be subject to the satisfaction of the following conditions:

(a)	the representations and warranties of the Borrower shall be true as of the date hereof and as of the Closing Date;

(b)	the Borrower shall have complied with all of its obligations hereunder; and

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The foregoing conditions precedent are inserted for the benefit of the Lender and may be waived in whole or in part by the Lender at any time prior to closing by delivering to the Borrower written notice to that effect.

5.2 Time of Closing. The closing of the Loan shall take place at 9:00 a.m. Vancouver time on the Closing Date.

5.3 Deliveries by the Lender. On the Closing Date the Lender shall deliver or cause to be delivered to the Borrower a certified cheque, bank draft or solicitors’ trust check for the Principal Sum.

5.4 Deliveries by the Borrower. On the Closing Date the Borrower shall deliver to the Lender the Promissory Note.

6. EVENTS OF DEFAULT AND REMEDIES

6.1 Events of Default. Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

(a)	if the Borrower defaults in the payment of any monies due hereunder as and when the same is due;

(b)	if the Borrower defaults in the observance or performance of any other provision hereof;

(c)	if an order is made or a resolution is passed or a petition is filed for the liquidation or winding-up of the Borrower;

(d)	if the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency;

(e)	if execution, sequestration, extent or other process of any court becomes enforceable against the Borrower or a distress or analogous process is levied upon the Mortgaged Property or any part thereof unless the process is in good faith disputed by the Borrower and the Borrower gives security to pay the full amount claimed to the satisfaction of the Lender;

(f)	if the Borrower permits any sum which is not disputed to be due by the Borrower and which forms or is capable of forming a charge upon any of the Mortgaged Property in priority to the Promissory Note to remain unpaid after proceedings have been taken to enforce the same;

(g)	if the Borrower ceases or demonstrates an intention to cease to carry on its business;

(h)	if a receiver or receiver-manager or receiver and manager is appointed for any of the Mortgaged Property;

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(i)	if the Borrower makes default in the due payment, performance or observance, in whole or in part, of any debt, liability or obligation of the Borrower to the Lender, whether secured hereby or otherwise; or

(j)	if the Borrower makes default in the due payment, performance or observance, in whole or in part, of any charge or encumbrance upon the Mortgaged Property which ranks or may rank in priority to or pari passu with the mortgages and charges created hereunder.

6.2 Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not by then remedied such Event of Default, the Lender may, in its discretion, by notice to the Borrower, declare this Agreement to be in default. At any time thereafter, while the Borrower shall not have remedied such Event of Default, the Lender, in its discretion, may:

(a)	declare the Loan and other monies owing by the Borrower to the Lender to be immediately due and payable;

(b)	demand payment from the Borrower and exercise any or all of its remedies under the Promissory Note.

6.3 Other Security. The rights and powers conferred by subparagraph 6.2 are in addition to and not in substitution for the Promissory Note or any other security which the Lender now or from time to time may hold or take from the Borrower in relation to this Agreement.

6.4 Remedies Non-Exclusive. No remedy conferred on the Lender hereby or in the Promissory Note is intended to be exclusive. Each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under the Promissory Note or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or commencement of exercise by the Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lender of any or all other such remedies.

6.5 Inconsistency. In the event of any inconsistency between the terms and provisions of this Agreement and the terms and provisions of the Promissory Note, the terms and provisions of this Agreement shall prevail.

7. MISCELLANEOUS

7.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the following addresses:

The Borrower:	Versus Systems Inc.
Suite 302, 1620 West 8th Avenue
Vancouver, B.C., V6J 1V4

Facsimile No. (604) 639-4458

The Lender:	Brian Tingle
Suite 302, 1620 West 8th Avenue
Vancouver, B.C., V6J 1V4

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Any notice so given shall:

(a)	if delivered, be deemed to have been given at the time of delivery;

(b)	if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

(c)	if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall be given to such party as above provided at such changed address.

7.2 Amendments. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

7.3 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

7.4 Action on Business Day. If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

7.5 No Merger of Judgment. The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender’s right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

7.6 Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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7.7 Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

7.8 Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the Province of British Columbia and the parties hereto agree to submit to the jurisdiction of the courts of the Province of British Columbia with respect to any legal proceedings arising herefrom.

7.9 Time. Time is of the essence of this Agreement.

7.10 Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

7.11 Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same Agreement. This Agreement may be delivered by hand, courier, fax or scanned email.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

VERSUS SYSTEMS INC.

Per:

Authorized Signatory

BRIAN TINGLE

Per:

Authorized Signatory

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PROMISSORY NOTE

[______], 20[__]

FOR VALUE RECEIVED, the undersigned hereby acknowledges itself indebted to BRIAN TINGLE (the “Lender”) and promises to pay on or before [______], 20[__] to or to the order of the Lender at its address at Suite 302 – 1620 West 8th Ave., Vancouver, BC V6J 1V4, or as otherwise directed in writing by the Lender, in accordance with the provisions of the loan agreement (the “Loan Agreement”) dated as of [______], 20[__], between the undersigned and the Lender the principal sum of [______] DOLLARS (CDN$[______]) with interest thereon, both before and after maturity, default and judgment, until paid, at the PRIME RATE per annum (the “Interest Rate”) calculated and compounded annually and paid quarterly. The unpaid principal amount due hereunder may be reduced to zero from time to time without affecting the validity of this Note. The principal amount may be advanced and re-advanced in the discretion of the Lender and this Note shall secure the ultimate balance outstanding together with interest.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan Agreement and all amendments thereto, pursuant to which the indebtedness evidenced hereby may become payable at any time. All initially capitalized terms used herein and not otherwise defined have the meaning given to them by the Loan Agreement.

PRESENTMENT, PROTEST, NOTICE OF PROTEST AND NOTICE OF DISHONOUR OF THIS NOTE ARE HEREBY WAIVED.

VERSUS SYSTEMS INC.

Per:

Authorized Signatory

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